SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

      Date of Report: (Date of earliest event reported): September 29, 1999



                         Natural Way Technologies, Inc.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


                                     1-12293
                            ------------------------
                            (Commission file number)

                Nevada                                      87-0394313
     -----------------------------               -------------------------------
     (State or other jurisdiction                (I.R.S. Employer Identification
      of incorporation)                            Number)


            Room 2211-2215, Science and Technology Building No. 1001
                Shangbuzhong Road, Fution District, Shenzhen, PRC
            --------------------------------------------------------
               (Address of principal executive offices) (Zip code)


                               011-07-55-369-9588
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


          (Former name or former address, if changed since last report)

Item 4. Changes in Registrant's Certifying Accountant

     (a)  Resignation of Independent Accounting Firm

          (i) Arthur Andersen & Co. the Registrant's certifying accountant resigned as the Company's auditor on September 29, 1999.

          (ii) The certifying accountant's report on the financial statements for the past two years contained no adverse opinion, no disclaimer of opinion nor was qualified or modified as to uncertainty audit scope or accounting principals.

          (iii) Not applicable.

          (iv) During the preceding two years and subsequent interim periods preceding their resignation, the Registrant had no disagreements with the certifying accountants on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the certifying accountants, would have caused it to make reference to the subject matter of the disagreements in connection with their report.

          (v) Not applicable.

     (b)  Engagement of New Independent Accountants

          On October 15, 1999 the Registrant's board of directors formally engaged Blackman Kallick Bartelstein, LLP as its new certifying accountants (the "new accounting firm") to audit the Registrant's financial statements.

          The Registrant, during the two most recent fiscal years and the subsequent interim periods prior to the engagement of the new accounting firm, did not consult with the new accounting firm with regard to any of the matters listed in Regulation S-K Items 304(a)(2)(i) or (ii).

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

Item 7. Financial Statements and Exhibits.

     (c)  Exhibits

          16.1 Letter from Arthur Andersen re. change in certifying accountant

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           NATURAL WAY TECHNOLOGIES, INC.
                                           By: /s/ Yiu Yat On
                                              -----------------------------
                                               Yiu Yat On, President
                                               and Principal Financial Officer
         Date: February 10, 2000


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

Arthur Andersen & Co.

Certified Public Accountants


United States Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20559

RE:  NATURAL WAY TECHNOLOGIES, INC.

Gentlemen:

     We have acted as the Certifying Accountant for the aforementioned Registrant for the fiscal year ended December 31, 1996. We resigned as the Registrant's Certifying Account for the fiscal year ended December 31, 1997. We have been provided with the required disclosures made by the Registrant to the United States Securities and Exchange Commission. Upon review of the disclosures and statements contained in the Form 8-K, this firm agrees with such disclosures and statements made by the Registrant pursuant to Item 304(a)(1) of Regulation S-K and hereby consents to the inclusion of this letter as an exhibit to Form 8-K.


Sincerely,

Arthur Andersen & Co.

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